SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D C 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) July 1, 1998

                         JUNIATA VALLEY FINANCIAL CORP.
------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        Pennsylvania               00013232                   23-2235254
------------------------------------------------------------------------------
(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)
        of incorporation)

            BRIDGE AND MAIN STREETS, MIFFLINTOWN, PENNSYLVANIA 17059
            --------------------------------------------------------
            (Address of principal executive offices)     (Zip Code)

        Registrant's telephone number including area code: (717) 436-8211

Item 2. Acquisition or Disposition of Assets

            On July 1, 1998, Lewistown Trust Company (Lewistown) was merged with and into the registrant, Juniata Valley Financial Corp. (Juniata). The total assets of Lewistown were approximately $116 million at June 30, 1998.

            On July 10, 1998, Juniata filed a report on Form 8-K which provided information pursuant to the consummation of the above merger. As per the requirements on Form 8-K, certain financial information, reflecting pro forma financial statements of the registrant including Lewistown, are permitted to be filed as an amendment of the report on Form 8-K. All information necessary to amend the report on Form 8-K as filed on July 10, 1998, has been included herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
        (a) Financial Statements of Business Acquired.

Lewistown Trust Company

            The following financial statements are filed as Exhibit 19 of this report on Form 8-K/A and are incorporated herein by reference:

                    19.1 Balance Sheets at June 30, 1998 and December 31, 1997 (unaudited).

                    19.2 Statements of income for the quarter ended and six months ended June 30, 1998 and 1997 (unaudited).

                    19.3 Statement of Comprehensive Income for the six months ended June 30, 1998 (unaudited).

                    19.4 Statement of Stockholders' Equity for the six months ended June 30, 1998 (unaudited).

                    19.5 Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited).

            Incorporated by reference in Juniata's Registration Statement on Form S-4 (No. 333-48623) filed with the Securities and Exchange Commission on March 25, 1998. The following appear on pages A-1 to A-16 of the Form S-4:

                    Balance Sheets at December 31, 1997 and 1996

                    Statements of income for the years ended December 31, 1997, 1996 and 1995

                    Statements of Stockholders' Equity for the years ended December 31, 1997, 1996 and 1995

                    Statements of Cash Flows for the years ended December 31, 1997, 1996 and 1995

                    Notes to the Financial Statements

                    Reports of Beard & Company, Inc., Independent Auditors

        (b) Pro Forma Financial Information

            Pursuant to the requirements of Form 8-K, the pro forma financial information required by Article 11 of Regulation S-X is filed herewith. Pursuant to Rule 11-01 (a) (2), such pro forma financial information includes the operations of the registrant and Lewistown Trust Company for the periods specified in Rules 3-01 and 3-02 under the pooling-of-interests method of accounting. The following financial statements are filed as Exhibit 19 of this report on Form 8-K/A and are incorporated herein by reference:

                    19.6 Pro forma Combined Condensed Statement of Condition at June 30, 1998.

                    19.7 Pro forma Combined Condensed Statement of Income for the six months ended June 30, 1998.

                    19.8 Pro Forma Combined Condensed Statement of Income for the six months ended June 30, 1997.

            Incorporated by reference in Juniata's Registration Statement on Form S-4 (No. 333-48623) filed with the Securities and Exchange Commission on March 25, 1998. The following pro forma statements of Juniata Valley Financial Corp. and Lewistown Trust Company appear on page 58 of the Form S-4:

                    Pro Forma Unaudited Combined Condensed Statements of Income for the years ended December 31, 1997, 1996 and 1995.

        (c) Exhibits

            An exhibit index, containing a list of all exhibits filed with this report, is included on page 5.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Juniata Valley Financial Corp
                                       -----------------------------
                                               (Registrant)

Date:   September 14, 1998             A. Jerome Cook
        ------------------             -----------------------------
                                       Chairman and CEO

EXHIBIT INDEX

Exhibit No.         Description and Method of Filing
-----------         ---------------------------------------------------------

   19.1             Balance Sheets at June 30, 1998 and December 31, 1997
                    (unaudited).

   19.2 Statements of income for the quarter ended and six months ended June 30, 1998 and 1997 (unaudited).

   19.3 Statement of Comprehensive Income for the six months ended June 30, 1998 (unaudited).

   19.4 Statement of Stockholders' Equity for the six months ended June 30, 1998 (unaudited).

   19.5 Statements of Cash Flows for the six months ended June 30, 1998 and 1997 (unaudited).

   19.6             Pro forma Combined Condensed Statement of Condition at
                    June 30, 1998.

   19.7 Pro forma Combined Condensed Statement of Income for the six months ended June 30, 1998.

   19.8 Pro forma Combined Condensed Statement of Income for the six months ended June 30, 1997.

EXHIBIT 19.1
                            LEWISTOWN TRUST COMPANY
                            -----------------------
                                BALANCE SHEETS
                                --------------
                                  (Unaudited)

                                                     JUNE 30,  DECEMBER 31,
                                                       1998        1997
                                                     --------  -----------
                                                         (In Thousands)

       ASSETS

Cash and due from banks                             $   3,042  $    4,954
Interest bearing deposits with banks                      100         100
Federal Funds sold                                      6,125       1,900
                                                    ---------   ---------
       Total cash and cash equivalents                  9,267       6,954

Securities available for sale                          49,786      47,161
Loans receivable, net of allowance for loan
  losses 1998 593,000; 1997 $587,000                   54,500      55,600
Bank premises and equipment, net                          825         868
Accrued interest receivable and other assets            1,129       1,084
                                                    ---------  ----------
       Total Assets                                 $ 115,507  $  111,667
                                                    =========  ==========

    LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
  Deposits:
    Non-interest bearing                            $   9,016  $    7,333
    Interest bearing                                   91,231      88,797
                                                    ---------  ----------
       Total deposits                                 100,247      96,130

  Other borrowings                                        -           498
  Accrued interest payable and other liabilities          572         920
                                                     --------- ----------
       Total liabilities                              100,819      97,548
                                                     --------- ----------
STOCKHOLDERS' EQUITY
  Common stock, par value $1.25 per share
    authorized 1,280,000 shares; issued and
    outstanding 937,024 shares                          1,171       1,171
  Surplus                                               5,665       5,665
  Retained earnings                                     7,471       6,942
  Net unrealized appreciation on securities
    net of taxes                                          381         341
                                                     --------- ----------
       Total stockholders' equity                      14,688      14,119
                                                     --------- ----------

       Total liabilities and stockholders' equity   $ 115,507  $  111,667
                                                     --------- ----------
                                       6

EXHIBIT 19.2
                           LEWISTOWN TRUST COMPANY
                           -----------------------
                             STATEMENTS OF INCOME
                             --------------------
                                  (Unaudited)

                                   For the Quarter Ended  For Six Months Ended
                                  ----------------------  --------------------
                                   June 30,     June 30,    June 30,   June 30,
                                     1998         1997        1998       1997
                                  ----------   ---------   --------- ---------
                                      (In thousands, except per share amount)
INTEREST INCOME:
  Loans receivable                $    1,231  $    1,193  $    2,445  $   2,337
  Taxable securities                     605         621       1,218      1,196
  Tax-exempt securities                  103         106         200        213
  Other                                   83          53         139        101
                                  ----------  ----------  ---------- ---------
    Total interest income              2,022       1,973       4,002      3,847

INTEREST EXPENSE
    Deposits                           1,051       1,033       2,072      1,984
    Other                                  3           3           5          5
                                  ----------  ----------  ---------- ---------
    Total interest expense             1,054       1,036       2,077      1,989
                                  ----------  ----------  ---------- ---------
    Net interest income                  968         937       1,925      1,858
PROVISION FOR LOAN LOSSES                 -           35          -          40
                                  ----------  ----------  ---------- ---------
    Net interest income, after
      provision for loan losses          968         902       1,925      1,818
                                  ----------  ----------  ---------- ---------
OTHER INCOME:
  Trust department                        19          17          38         65
  Customer service fees                   39          39          72         76
  Net realized gains on
   sales of securities                     4          -            4         -
  Other                                   44          30          68         65
                                  ----------  ----------  ---------- ---------
    Total other income                   106          86         182        206
                                  ----------  ----------  ---------- ---------
OTHER EXPENSES:
  Salaries and employee benefits         300         305         521        547
  Occupancy                               74          77         120        119
  Federal deposit insurance                6           6           6          6
  Taxes, other than income                -           -          123        117
  Other                                   79          60         200        191
                                  ----------  ----------  ---------- ---------
    Total other expenses                 459         448         970        980
                                  ----------  ----------  ---------- ---------
INCOME BEFORE INCOME TAXES               615         540       1,137      1,044

FEDERAL INCOME TAXES                     174         143         317        275
                                  ----------  ----------  ---------- ---------
    Net income                    $      441  $      397  $      820 $      769
                                  ==========  ==========  ========== ==========

Basic Earnings per share          $      .47  $      .42  $      .88 $      .82
                                  ==========  ==========  ========== ==========
Weighted average number of
  shares outstanding                 937,024     937,024     937,024    937,024
                                   =========   =========   =========  =========

EXHIBIT 19.3               LEWISTOWN TRUST COMPANY
                           ------------------------
                      STATEMENTS OF COMPREHENSIVE INCOME
                      ----------------------------------
                                  (Unaudited)




                                               For the Six months Ended
                                               ------------------------
                                               June 30,          June 30,
                                                 1998              1997
                                               ---------        ---------
                                                    (In Thousands)

Net Income                                     $    820         $     769

Other Comprehensive Income(Loss),
  net of tax

  Unrealized gains(losses)
       on securities:

            Unrealized holding gains(losses)
              arising during the period,
              net of tax expense(benefit)
              1998 $21; 1997 $14                     43                 27

            Less: reclassification
              adjustments for gains
               included in net income
                net of tax expense
                1998 - $1 1997 - $0                   3                 -

                                               ---------         ---------

              Other comprehensive
                income(loss)                         40                 27
                                               ---------         ---------


Comprehensive income                           $    860         $     796
                                               =========        ==========

EXHIBIT 19.4               LEWISTOWN TRUST COMPANY
                           -----------------------
                       STATEMENT OF STOCKHOLDERS' EQUITY
                     -------------------------------------
                     FOR THE SIX MONTHS ENDED JUNE 30, 1998
                   -----------------------------------------

                                (Unaudited)


                                                Net Unrealized
                                                Appreciation
                                                (Depreciation)
                                                 On Securities
                  Common              Retained    Available
                   Stock    Surplus   Earnings     For Sale    Total
                   -----    -------   --------     --------    -----
                                         (In Thousands)

BALANCE
  DECEMBER 31,
  1997           $ 1,171   $  5,665   $  6,942    $  341   $   14,119

Net income
  for the six
  months ended
  June 30, 1998      -          -          820       -            820

Cash Dividends
  $.36 per share     -          -         (291)      -           (291)

Net change in
  unrealized
  appreciation
  on securities
  available for
  sale, net of
  taxes              -          -          -          40           40
                 -------   --------   --------    ------    ---------

Balance June
  30, 1998       $ 1,171   $  5,665   $  7,471    $  381    $  14,688
                 =======   ========   ========    ======    =========

EXHIBIT 19.5                LEWISTOWN TRUST COMPANY
                            -----------------------
                           STATEMENTS OF CASH FLOWS
                           ------------------------
                                  (Unaudited)
               Increase (Decrease) in Cash and Cash Equivalents

                                                     For the Six Months Ended
                                                     -------------------------
                                                       June 30,     June 30,
                                                         1998         1997
                                                     ------------  -----------
                                                           (In thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                        $        820          769
   Adjustments to reconcile net income to net
     cash provided by operating activities:
     Provision for loan losses                                 -            40
     Provision for depreciation and amortization               38           31
     Net amortization (accretion) of securities
     premiums and discounts                                    34            8
     Gain on sale of securities                                (4)          -
     (Increase) decrease in accrued interest
      receivable and other assets                             (45)         (71)
     Increase (decrease)in accrued interest
      payable and other liabilities                          (370)         383
                                                     ------------  -----------
         Net cash provided by operating activities            473        1,160
                                                     ------------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from sales of securities
    available for sale                                        407          -
   Proceeds from maturities and principal
    repayments of securities available for sale             7,717        8,618
   Purchases of securities available for sale             (10,723)      (9,471)
   Proceeds from maturities of and principal
   Net decrease in loans receivable                         1,111       (3,365)
   Purchases of bank premises and equipment                  -             (28)
                                                     ------------  -----------
      Net cash used in investing activities                (1,488)      (4,246)
                                                     ------------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES
   Net increase in deposits                                 4,117        2,003
   Net increase (decrease) in other borrowings               (498)         176
   Dividends paid                                            (291)        (282)
                                                     ------------  -----------
      Net cash provided by financing activities             3,328        1,897
                                                     ------------  -----------
      Increase (decrease) in cash and
        cash equivalents                                    2,313       (1,189)

CASH AND CASH EQUIVALENTS:
   Beginning                                                6,954        6,120
                                                     ------------  -----------
   Ending                                            $      9,267        4,931
                                                     ============  ===========
CASH PAYMENTS FOR:
   Interest                                          $      1,781  $     1,688
                                                     ============  ===========
   Income Taxes                                      $        283          252
                                                     ============  ===========

EXHIBIT 19.6
                             JUNIATA AND LEWISTOWN
                             ---------------------
         UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF CONDITION
         -------------------------------------------------------------
                             AS OF JUNE 30, 1998
                             -------------------
                            (DOLLARS IN THOUSANDS)

                                             June 30, 1998
                                --------------------------------------------
                                                        PRO FORMA    PRO FORMA
                                JUNIATA      LEWISTOWN  ADJUSTMENTS  COMBINED
                                -------      ---------  -----------  ---------

Cash and cash equivalents         $  11,764  $   9,267   $     -     $  21,031
Securities                           71,712     49,786         -       121,498
Loans receivable                    139,362     55,093         -       194,455
Allowance for loan losses            (1,859)      (593)        -        (2,452)
Other assets                          8,087      1,954         -        10,041
                                  ---------  ---------   ---------   ---------
   Total Assets                   $ 229,066  $ 115,507   $     -     $ 344,573
                                  =========  =========   =========   =========

Deposits                          $ 195,635  $ 100,247   $     -     $ 295,882
Other liabilities                     3,395        572         -         3,967
                                  ---------  ---------   ---------   ---------

   Total Liabilities                199,030    100,819         -       299,849
                                  ---------  ---------   ---------   ---------

Common Stock                          1,400      1,171      (1,171)A     2,337
                                                               937 A
Treasury stock                         (284)      -            -          (284)
Surplus                              14,706      5,665      (5,665)A    20,605
                                                             5,899 A

Retained Earnings                    13,671      7,471         -        21,142
Net unrealized loss on investment
 securities available for sale          543        381         -           924
                                  ---------  ---------   ---------   ---------

   Total Stockholders' Equity        30,036     14,688         -        44,724
                                  ---------  ---------   ---------   ---------

   Total Liabilities and
    Stockholders' Equity          $ 229,066  $ 115,507   $     -     $ 344,573
                                  =========  =========   =========   =========

A = Juniata exchanged 937,024 shares of Juniata Common Stock ($1 par value) for 937,024 shares of Lewistown Common Stock ($1.25 par value).

EXHIBIT 19.7
                             JUNIATA AND LEWISTOWN
                             ---------------------
          PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENT OF INCOME
          ----------------------------------------------------------
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   FOR SIX MONTHS ENDED
                                                      JUNE 30, 1998
                                                   --------------------
                                                                     PRO FORMA
                                             JUNIATA     LEWISTOWN   COMBINED
                                             -------     ---------   --------

Interest income                              $   8,466   $   4,002   $  12,468
Interest expense                                 3,941       2,077       6,018
                                             ---------   ---------   ---------
Net interest income                              4,525       1,925       6,450
Provision for loan losses                           90         -            90
                                             ---------   ---------   ---------
Net interest income after provision
 for loan losses                                 4,435       1,925       6,360
Other income                                       308         182         490
Other expenses                                   2,736         970       3,706
                                             ---------   ---------   ---------
Income before income taxes                   $   2,007   $   1,137   $   3,144
Income taxes                                       488         317         805
                                             ---------   ---------   ---------
Net income                                   $   1,519   $     820   $   2,339
                                             =========   =========   =========

Basic earnings per share                          1.10         .88        1.01
                                             =========   =========   =========

Weighted average number of
 shares outstanding                          1,386,469     937,024   2,323,493
                                             =========   =========   =========

Exhibit 19.8
                             JUNIATA AND LEWISTOWN
                             ---------------------
          PRO FORMA UNAUDITED COMBINED CONDENSED STATEMENT OF INCOME
          ----------------------------------------------------------
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                  FOR SIX MONTHS ENDED
                                                      JUNE 30, 1997
                                                   --------------------
                                                                     PRO FORMA
                                             JUNIATA     LEWISTOWN   COMBINED
                                             -------     ---------   --------
Interest income                              $   8,078   $   3,847   $  11,925
Interest expense                                 3,830       1,989       5,819
                                             ---------   ---------   ---------
Net interest income                              4,248       1,858       6,106
Provision for loan losses                           90          40         130
                                             ---------   ---------   ---------
Net interest income after provision
 for loan losses                                 4,158       1,818       5,976
Other income                                       438         206         644
Other expenses                                   2,694         980       3,674
                                             ---------   ---------   ---------
Income before income taxes                   $   1,902   $   1,044   $   2,946
Income taxes                                       435         275         710
                                             ---------   ---------   ---------
Net income                                   $   1,467   $     769   $   2,236
                                             =========   =========   =========

Basic earnings per share                          1.05         .82         .96
                                             =========   =========   =========

Weighted average number of
 shares outstanding                          1,396,735     937,024   2,333,759
                                             =========   =========   =========